Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, David O'Neill, President, Chief Executive Officer and Chief Financial Officer of Global Electronic Recovery Corp., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the amended quarterly report on Form 10-QSB of Global Electronic Recovery Corp. for the interim period ended April 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Global Electronic Recovery Corp.

Dated: November 29, 2006

/s/ David O'Neill
David O'Neill
President, Chief Executive Officer (Principal Executive Officer) Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)